UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant                                           ☒

Filed by a Party other than the Registrant           ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒          Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Pursuant to §240.14a-12

DWS TARGET DATE SERIES
(Name of Registrant as Specified In Its Charter)

 ______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Please note that Exhibit I on page I-1 of the Proxy Statement for the Special Meeting of Shareholders of DWS Floating Rate Plus Fund, DWS LifeCompass 2040 Fund and DWS Lifecycle Long Range Fund to be held on July 28, 2010 has been replaced in its entirety with the following:

EXHIBIT I

SHARES OUTSTANDING AS OF JUNE 23, 2010

Fund Name	Class	Shares Outstanding

DWS Floating Rate Plus Fund	A	19,521,012.619
	C	7,059,742.322
	Institutional	9,139,643.699
	S	19,533,442.743

DWS LifeCompass 2040 Fund	A	2,219,466.265
	C	21,840.117
	S	1,044,642.862

DWS Lifecycle Long Range Fund	Institutional	62,923,795.781
	S	381,414.691

I-1